EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                               BIRCH BRANCH, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350



In connection with the Quarterly Report of Birch Branch, Inc. (the "Company") on Form 10-QSB/A for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Earnest Mathis, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Earnest Mathis
------------------
Earnest Mathis
President
May 31, 2007